Virtus Bond Fund, Virtus Emerging Markets Debt Fund,

Virtus Herzfeld Fund, Virtus Multi-Sector Intermediate Bond Fund

and Virtus Senior Floating Rate Fund,

each a series of Virtus Opportunities Trust

Supplement dated April 17, 2015 to the Prospectuses dated January 28, 2015

Important Notice to Investors

Virtus Bond Fund, Virtus Emerging Markets Debt Fund, Virtus Herzfeld Fund and Virtus Senior Floating Rate Fund

The disclosure under “Loan Participation Risk” in the section “Principal Risks” in each fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

Loan Risks. The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

Virtus Multi-Sector Intermediate Bond Fund

The disclosure under “Loan Risks” in the section “Principal Risks” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

Loan Risks. The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

All Funds

Under “More Information About Risks Related to Principal Investment Strategies,” the row in the introductory table entitled “Loan Participations” is hereby renamed “Loans.”

Additionally, the title and associated disclosure “Loan Participation Risk” in this section is hereby replaced with the following:

Loan Risks

Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, the fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sales price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/LoanRisks (4/15)